UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 6, 2014

Progenics Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-23143	13-3379479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Old Saw Mill River Road, Tarrytown, New York		10591
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (914) 789-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Progenics Pharmaceuticals, Inc. (NASDAQ:PGNX) CEO Mark R. Baker will present at the Biotechnology Industry Organization's 16th Annual BIO CEO & Investor Conference in New York City on February 10th at 3:00 PM Eastern Time. A live webcast of the presentation will be available in the Media Center of the Progenics website, www.progenics.com, where an archive of the event will also be available for 90 days.

A copy of the company's press release is included in this Report as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated February 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGENICS PHARMACEUTICALS, INC.
By:	/s/ ANGELO W. LOVALLO, JR.
Angelo W. Lovallo, Jr.
Vice President - Finance & Treasurer
(Principal Financial and Accounting Officer)

Date: February 6, 2014